FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.

                                      /s/ John A. Becker

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 12th day of April, 1995.



                                      /s/  Robert C. Buchanan

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 13th day of April, 1995.



                                      /s/  George M. Chester, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 11th day of April, 1995.



                                      /s/  Roger H. Derusha

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.



                                      /s/  James L. Forbes

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.



                                      /s/  Holmes Foster

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)

   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.



                                      /s/  Joseph F. Heil, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO

                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 11th day of April, 1995.



                                      /s/  C. Paul Johnson

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.



                                      /s/  Sheldon B. Lubar

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 11th day of April, 1995.



                                      /s/  Daniel F. McKeithan, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 13th day of April, 1995.



                                      /s/  George W. Mead II

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 11th day of April, 1995.



                                      /s/  Guy A. Osborn

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 10th day of April, 1995.



                                      /s/  William H. Risch

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 11th day of April, 1995.



                                      /s/  Clifford V. Smith, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION

                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 12th day of April, 1995.



                                      /s/  William W. Wirtz

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of April, 1995.

                                      /s/  Michael E. Batten

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of April, 1995.



                                      /s/  John H. Hendee, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of April, 1995.



                                      /s/  Joe Hladky

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                           COVERING OPTIONS TO ACQUIRE
                       COMMON STOCK OF FIRSTAR CORPORATION
                         (FIRST MOLINE FINANCIAL CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint
   Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of options which were issued by First Moline Financial Corp. and were converted upon the acquisition of First Moline Financial Corp. by Firstar Corporation into the right to purchase Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of April, 1995.



                                      /s/  Judith D. Pyle